                                                                   EXHIBIT 10.30


                                 PREFERRED STOCK

                              INVESTMENT AGREEMENT

                                   dated as of

                                  March 6, 2002

                                     between

                               COMDIAL CORPORATION

                                       and

                              BANK OF AMERICA, N.A.

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE    1    DEFINITIONS................................................ 1

ARTICLE    2    ISSUANCE AND DELIVERY OF SERIES B PREFERRED STOCK..........
                                                                            3
          2.1       Issuance of the Series B Preferred Stock............... 3
          2.2       Delivery of Certificates............................... 3

ARTICLE    3    REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............
                                                                            4

          3.1       Authorization.......................................... 4
          3.2       Valid Issuance of Preferred and Common Stock........... 4
          3.3       Private Placement Exemption............................ 4
          3.4       Incorporation of Other Representations and Warranties.. 4

ARTICLE    4    REPRESENTATIONS AND WARRANTIES OF THE BANK................. 4

ARTICLE    5    PREEMPTIVE RIGHTS.......................................... 6

          5.1       Right to Purchase...................................... 6
          5.2       Exceptions............................................. 6

ARTICLE    6    ASSIGNMENT AND AMENDMENT................................... 6

          6.1       Transfers; Third Party Beneficiaries................... 6
          6.2       Amendment.............................................. 7

ARTICLE    7    COVENANTS OF THE COMPANY................................... 7

          7.1       Access to Information.................................. 7
          7.2       Reservation of Shares of Common Stock.................. 7
          7.3       Bylaws................................................. 7
          7.4       Exchange Act Reports................................... 8
          7.5       Additional Financial Information....................... 8
          7.6       Rule 144A Information, PORTAL.......................... 9
          7.7       Rule 144 Reporting..................................... 9

ARTICLE    8    GENERAL PROVISIONS......................................... 9

          8.1       Notices................................................ 9
          8.2       Entire Agreement....................................... 10

          8.3       Governing Law.......................................... 10
          8.4       Severability........................................... 10
          8.5       Third Parties.......................................... 11
          8.6       Successors and Assigns................................. 11
          8.7       Captions............................................... 11
          8.8       Counterparts........................................... 11
          8.9       Costs and Attorneys' Fees.............................. 11
          8.10      Adjustment for Stock Splits, Etc....................... 11
          8.11      Aggregation of Stock................................... 11

                      PREFERRED STOCK INVESTMENT AGREEMENT
                      ------------------------------------

      THIS PREFERRED STOCK INVESTMENT AGREEMENT is made as of this 6th day of March, 2002, by and between COMDIAL CORPORATION, a Delaware corporation with an office at 106 Cattlemen Road, Sarasota, Florida 34232 (the "Company"), and BANK OF AMERICA, N.A., a national banking association with an office at 100 N. Tampa Street, Suite 1700, Tampa, Florida 33602 (the "Bank").

                                    RECITALS
                                    --------

      A. The Company and the Bank are parties to a Forbearance Agreement dated as of January 28, 2002, pursuant to which the Bank agreed to forbear from the exercise of certain of its rights and remedies under certain Loan Documents for a period of time to provide for discussions regarding the restructuring of the Indebtedness.

      B. The Bank has agreed to restructure the Indebtedness on the condition that the Company, among other things, exchanges an amount of the Indebtedness equaling $10,000,000 in return for equity issued by the Company in the form of preferred stock.

      C. Therefore, the Company has agreed to issue to the Bank, in consideration of the exchange of $10,000,000 of the Indebtedness, an aggregate of 1,000,000 shares of the Company's Series B Preferred Stock, on the terms and conditions set forth herein and in the Registration Rights Agreement of even date herewith between the Bank and the Company. The execution of this Agreement and the Registration Rights Agreement is a condition to the First Amendment.

                                    AGREEMENT
                                    ---------

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

      "144A Information" shall mean all information required by Rule 144A(d)(4)(i) of the rules and regulations promulgated under the Securities Act.

      "Accredited Investor" shall have the meaning as such term is defined in Regulation D under the Securities Act.

      "Affiliate" shall be as defined in Rule 12b-2 promulgated under the Exchange Act.

      "Agreement" shall mean the Preferred Stock Investment Agreement made as of the 6th day of March, 2002, by and between Comdial Corporation and Bank of America, N.A.

      "Approved Stock Option Plan" shall mean (i) any stock option plan, stock purchase plan or other stock-based incentive plan as such plan existed at the date of this Agreement or (ii) any stock option plan, stock purchase plan or stock based-incentive plan (or amendments to such plans) approved by the Board of Directors or the stockholders of the Company.

      "Bank" shall mean Bank of America, N.A., a national banking association with an office at 100 N. Tampa Street, Suite 1700, Tampa, Florida 33602.

      "Certificate" shall mean that Certificate of Designation of Series B Alternate Rate Cumulative Convertible Redeemable Preferred Stock of the Company dated as of March 6, 2002.

      "Commission" shall mean the United States Securities Exchange Commission.

      "Common Stock" shall mean the Bank's Common Stock, par value $.01 per Share.

      "Company" shall mean Comdial Corporation, a Delaware corporation with an office at 106 Cattlemen Road, Sarasota, Florida 34232.

      "Converted Common Stock" shall mean the Common Stock of the Company issuable or issued upon the conversion of shares of Series B Preferred Stock.

      "Convertible Securities" shall mean any evidence of indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock.

      "Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of November 22, 2000, between the Bank and the Company, as now or hereafter amended.

      "Dividended Common Stock" shall mean that Common Stock paid by the Company pursuant to Section 2(b) of the Certificate.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "First Amendment" shall mean the First Amendment to Amended and Restated Credit Agreement of even date herewith between the Bank and the Company.

      "Forbearance Agreement" shall mean the Forbearance Agreement dated as of January 28, 2002, between the Bank and the Company.

      "Indebtedness" shall have the meaning set forth in the Forbearance Agreement.

      "Loan Documents" shall have the meaning set forth in the Credit Agreement.

      "PORTAL" shall mean the National Association of Securities Dealers, Inc. system for Private Offerings Resales and Trading through Automated Linkages.

      "Proposed Offering Notice" shall have the meaning set forth in Section 6.1 of the Agreement.

      "Pro Rata Share" shall mean, as of a specified date, the percentage equal to the fraction, the numerator of which is the number of shares of Common Stock held by the Bank or issuable upon the conversion of Series B Preferred Stock held by the Bank as of such date, and the denominator of which is the sum of (i) the number of shares of Common Stock outstanding as of such date, plus (ii) the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of any convertible securities outstanding as of such date (but only to the extent such convertible securities are exercisable or convertible as of such date).

      "Registration Rights Agreement" shall mean the Registration Rights Agreement of even date herewith between the Bank and the Company.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Series B Preferred Stock" shall mean the Company's Series B Alternate Rate Cumulative Convertible Redeemable Preferred Stock, par value $10.00 per share.

      "Shares" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock.

      "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement and the First Amendment, each of even date herewith between the Bank and the Company.

                                    ARTICLE 2
                ISSUANCE AND DELIVERY OF SERIES B PREFERRED STOCK
                -------------------------------------------------

      2.1 Issuance of the Series B Preferred Stock. Upon execution of this
          ----------------------------------------
Agreement, the Company, in consideration for the Bank's agreement to exchange $10,000,000 of the Indebtedness of the Company to the Bank as provided for in the First Amendment, shall issue to the Bank 1,000,000 shares of the Company's Series B Preferred Stock having the rights, restrictions, privileges and preferences set forth in the Certificate and as contained in this Agreement and the other Transaction Documents.

      2.2 Delivery of Certificates. Subject to the execution and delivery of the
          ------------------------
other Transaction Documents and the satisfaction of all conditions precedent set forth in Section 33 of the First Amendment, the Company agrees to deliver to the Bank promptly following such execution and delivery of one or more certificates duly registered in the name of the Bank or such nominee as the Bank may have selected, and bearing a legend as contemplated by Article 4, Section (g) below.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

      The Company hereby represents and warrants to the Bank (which representations and warranties shall survive the execution and delivery of this Agreement):

      3.1 Authorization. All corporate action on the part of the Company, its
          -------------
officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and all other agreements contemplated hereby to which the Company is a party, including the Transaction Documents, the performance of all obligations of the Company hereunder and thereunder, the adoption of the Certificate and the authorization, sale and issuance (or reservation for issuance) of the Series B Preferred Stock and the shares of the Converted Common Stock, has been taken. This Agreement has been validly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms.

      3.2 Valid Issuance of Preferred and Common Stock. The shares of Series B
          --------------------------------------------
Preferred Stock, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer contemplated by this Agreement and the other Transaction Documents and under applicable state and federal securities laws. The shares of Converted Common Stock and Dividended Common Stock have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer contemplated by this Agreement and the other Transaction Documents and under applicable state and federal securities laws.

      3.3 Private Placement Exemption. The offer, sale and issuance of the
          ---------------------------
shares of Series B Preferred Stock contemplated by this Agreement and the Transaction Documents are intended to be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and under any applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

      3.4 Incorporation of Other Representations and Warranties. The
          -----------------------------------------------------
representations and warranties of the Company set forth in Section 32 of the First Amendment are incorporated by reference into this Agreement with the same force and effect as if such representations and warranties were set forth verbatim herein.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE BANK
                   ------------------------------------------

The Bank hereby represents and warrants to the Company as of the date hereof that:

      (a) This Agreement has been duly and validly authorized, executed and delivered by the Bank and is a valid and binding agreement of the Bank enforceable in accordance with its terms.

      (b) The Bank understands that the offer and sale of the Series B Preferred Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and any applicable state securities or blue sky laws. (c) The Series B Preferred Stock to be acquired by the Bank pursuant to this Agreement is being acquired for its own account and not with a view to the resale or distribution of such Series B Preferred Stock or any interest therein other than in a transaction registered under or exempt from registration under the Securities Act.

      (d) The Bank is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act.

      (e) The Bank has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Series B Preferred Stock and the Bank is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Series B Preferred Stock. The Bank understands that the Bank's investment in the Series B Preferred Stock involves a high degree of risk.

      (f) The Bank has had access to the Company's annual report on Form 10-K for its most recent completed fiscal year, and all other reports or documents filed by the Company pursuant to the Exchange Act most recent completed fiscal year as well as all other materials relating to the current business, operations and financial condition of the Company, and has been given the opportunity to ask questions of, and receive satisfactory answers from, the Company concerning the terms and conditions of the Series B Preferred Stock and other related matters. To the Bank's knowledge, the Company has made available to the Bank or its agents all documents and information relating to an investment in the Series B Preferred Stock requested by or on behalf of the Bank.

      (g) The Bank understands that the Series B Preferred Stock has not been and, except as provided for in the Registration Rights Agreement, are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred except as permitted pursuant to this Agreement or the Registration Rights Agreement.

      (h) The Bank understands that the certificate(s) representing the Series B Preferred Stock and the Converted Common Stock shall bear a restrictive legend substantially in the form set forth in the Registration Rights Agreement and that the Company may instruct its transfer agent to not to effect the transfer of the legended securities unless the conditions specified in the legends are satisfied.

                                    ARTICLE 5
                                PREEMPTIVE RIGHTS
                                -----------------

      5.1 Right to Purchase. Subject to the terms and conditions specified in
          -----------------
this Article 5, the Company hereby grants to the Bank a right of purchase with respect to any future issuance or sale by the Company of its Shares. At any time the Company proposes to offer or sell any Shares, the Company shall first offer the Bank the right to acquire Shares in accordance with the following provisions:

      (a) The Company shall deliver a Proposed Offering Notice to the Bank stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and other terms, if any, upon which it proposes to offer such Shares.

      (b) Within five (5) business days after delivery of the Proposed Offering Notice, the Bank may elect, by delivering written notice to the Company, to purchase or acquire, at the price and on the other terms specified in the Proposed Offering Notice, up to an amount of Shares equal to the Bank's Pro Rata Share of the total number of Shares being offered by the Company such that, if the Bank exercised its right to purchase under this Section 5.1 in full, its Pro Rata Share of the newly issued Shares would not have changed from its Pro Rata Share prior to such issuance. Any purchase of Shares by the Bank shall close at the same time and upon the same general conditions imposed by the Company on the sale of Shares to all other parties.

      5.2 Exceptions. Section 5.1 above shall not apply to: (i) the issuance or sale of any equity security by the Company pursuant to a bona fide public offering registered under the Securities Act; (ii) the issuance or sale of Common Stock or Convertible Securities pursuant to an Approved Stock Option Plan; (iii) the issuance of securities in connection with a bona fide business acquisition of the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; (iv) the issuance of Converted Common Stock upon conversion of the Series B Preferred Stock; (v) to stock splits, stock dividends or like transactions; or (vi) the issuance of securities in connection with the Company's restructuring plan.

                                    ARTICLE 6
                            ASSIGNMENT AND AMENDMENT
                            ------------------------

      6.1 Transfers; Third Party Beneficiaries. If any transferee of the Bank
          ------------------------------------
shall acquire shares of Series B Preferred Stock or Converted Common Stock representing at least 10% of the shares held by the Bank upon consummation of the matters contemplated by this Agreement and the other Transaction Documents in any manner, whether by operation of law or otherwise, other than pursuant to
(i) a purchase of Converted Common Stock from the Bank in a public registered offering made pursuant to a registration statement filed by the Company and declared effective under the Securities Act; or (ii) from the Bank in a sale of Converted Common Stock by the Bank pursuant to Rule 144 under the Securities Act, such shares of Series B Preferred Stock and Converted Common Stock shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such transferee shall be entitled to receive the benefits of this

Agreement and shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

      6.2 Amendment. Any provision of this Agreement may be amended (either
          ---------
generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Bank (or any of its permitted successors or assigns) holding the majority of issued and outstanding shares of Series B Preferred Stock or the equivalent number (on an as-converted basis) of shares of Converted Common Stock. Any amendment effected in accordance with this Section 6.2 shall be binding upon the Company, the Bank, and each permitted successor or assignee.

                                    ARTICLE 7
                            COVENANTS OF THE COMPANY
                            ------------------------

      7.1 Access to Information. The Company agrees that:
          ---------------------

      (a) After the date hereof, the Bank shall be entitled to (i) receive all information made available to shareholders of the Company at the same time as such materials are distributed to its shareholders,
            (ii) meet on a quarterly basis with members of senior management at reasonable times and places, and (iii) have reasonable access to the Company's outside auditors, in each such case, for so long as the Bank and any of its affiliates beneficially own shares of the Series B Preferred Stock and/or shares of Converted Common Stock representing at least 50% of the shares held by the Bank upon consummation of the matters contemplated by this Agreement and the other Transaction Documents.

      (b) The Bank agrees that any nonpublic information furnished to the Bank pursuant to this Section 7.1 shall be deemed confidential information and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. The Bank further agrees that it will, upon learning that disclosure of such information is sought by a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential.

      7.2 Reservation of Shares of Common Stock. For so long as any of the
          -------------------------------------
shares of Series B Preferred Stock are outstanding, the Company shall keep reserved for issuance a sufficient number of shares of Common Stock to satisfy its conversion obligations under the Certificate.

      7.3 Bylaws. The Company shall at all times cause its Bylaws to provide
          ------
that, (a) unless otherwise required by the laws of the State of Delaware, the holders of at least fifty percent (50%) of the issued and outstanding shares of Series B Preferred Stock shall be entitled to call a special meeting of the Board of Directors or stockholders of the Company and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Series B Preferred Stock as set forth in the Certificate. The Company shall at all times maintain provisions in its Bylaws or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

      7.4 Exchange Act Reports. The Company covenants and agrees that,
          --------------------
commencing on the date of this Agreement, and for so long as the Bank holds any shares of Series B Preferred Stock and/or shares of Converted Common Stock of the Company, the Company will prepare and file with the Commission on a timely basis all documents or amendments required under the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Company further covenants and agrees that it will provide the Bank a copy of each such filing immediately following its filing, and as many additional copies as the Bank shall reasonably request.

      7.5 Additional Financial Information. At all times, if any, during which
          --------------------------------
the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and the Bank holds any shares of Series B Preferred Stock and/or shares of the Converted Common Stock, the Company will:

      (a) Annual Reports. Furnish to the Bank, as soon as practicable, and in
          --------------
any event within ninety (90) days after the end of each fiscal year of the Company, a Balance Sheet as of the end of such fiscal year, a Statement of Income and a Statement of Cash Flows of the Company for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and audited by an independent certified public accounting firm suitable to the Bank;

      (b) Quarterly Reports. Furnish to the Bank as soon as practicable, and in
          -----------------
any case within thirty (30) days of the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly and year-to-date unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Income and an unaudited Statement of Cash Flows, together with a comparison to the Company's operating plan and budget and statements of the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller of the Company explaining any significant differences in the statements from the Company's operating plan and budget for the quarter covered and stating that such statements fairly present the financial position and financial results of the Company for the quarter covered.

      (c) Confidentiality. The Bank agrees to hold all information received
          ---------------
pursuant to this Section 7.5 in confidence, and not to use or disclose any of such information to any third party, except to the extent such information may be made publicly available by the Company; provided, however, that the Bank may, in the ordinary course of business, provide the financial results of the Company to third parties in the same manner such information is provided by the Bank with respect to their portfolio companies; provided, further, however, that the Bank shall obtain the prior written consent of the Company before making any such disclosure, which consent shall not be unreasonably withheld.

      (d) Other Information. The Company shall provide such other financial data
          -----------------
and operational information as may reasonably be requested by the Bank.

      7.6 Rule 144A Information, PORTAL. At all times during which the Company
          -----------------------------
is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company covenants and agrees that it will provide in written form, upon the written request of the Bank, or a prospective purchaser of securities of the Company from the Bank, all information required by Rule 144A(d)(4)(i) of the rules and regulations promulgated under the Securities Act. The Company further agrees, upon written request, to cooperate with and assist the Bank and any member of the National Association of Securities Dealers, Inc. system for Private Offerings Resales and Trading through Automated Linkages ("PORTAL") in applying to designate and thereafter maintaining the eligibility of the Company's securities for trading through PORTAL. With respect to each, the Company's obligations under this Section 7.6 shall at all times be contingent upon the Bank's obtaining from a prospective purchaser an agreement, in form and substance reasonably satisfactory to the Company, to use its commercially reasonable efforts to safeguard the 144A Information from disclosure to anyone other than employees of the prospective purchaser who require access to the 144A Information for the sole purpose of evaluating its purchase of the Company's securities.

      7.7 Rule 144 Reporting. To make available the benefits of certain rules
          ------------------
and regulations of the Commission permitting the sale of the Series B Preferred Stock or the Converted Common Stock to the public without registration with the Commission, the Company agrees that for so long as its Common Stock shall be registered under Section 12 of the Exchange Act, it will:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

      (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) so long as the Bank or any permitted transferee or assignee holds any Series B Preferred Stock or the Converted Common Stock, furnish to the holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

                                    ARTICLE 8
                               GENERAL PROVISIONS
                               ------------------

      8.1 Notices. Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

      (a) if to the Bank, at:          Bank of America, N.A.
                                       100 N. Tampa Street
                                       Suite 1700
                                       Tampa, Florida 33602
                                       Attention: Daniel Langelier

      with a copy to:                  Troutman Sanders LLP
      (which shall not constitute      1111 East Main Street
      notice hereunder)                P.O. Box 1122
                                       Richmond, Virginia 23218-1122
                                       Attention: Thomas E. duB. Fauls, Esquire

      (b) if to the Company, at:       Comdial Corporation
                                       106 Cattlemen Road
                                       Sarasota, Florida 34232
                                       Attention: Paul K. Suijk

      with a copy to:                  Shumaker, Loop & Kendrick, LLP
      (which shall not constitute      101 E. Kennedy Boulevard, Suite 2800
      notice hereunder)                Tampa, Florida 33602
                                       Attention: Darrell C. Smith, Esquire

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

      8.2 Entire Agreement. This Agreement, together with the other Transaction
          ----------------
Documents, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

      8.3 Governing Law. This Agreement shall be governed by a construed
          -------------
exclusively in accordance with the internal laws of the Commonwealth of Virginia, excluding that body of law relating to conflict of laws and choice of law.

      8.4 Severability. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      8.5 Third Parties. Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

      8.6 Successors and Assigns. Subject to the provisions of Section 6.1,
          ----------------------
provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

      8.7 Captions. The captions to sections of this Agreement have been
          --------
inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

      8.8 Counterparts. This Agreement may be executed in two counterparts, each
          ------------
of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

      8.9 Costs and Attorneys' Fees. In the event that any action, suit or other
          -------------------------
proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

      8.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there
           ---------------------------------
is a reference to a specific number of shares of Common Stock or Series B Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

      8.11 Aggregation of Stock. All shares held or acquired by affiliated
           --------------------
entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date and year first above written.

                          THE COMPANY:
                          ------------

                          COMDIAL CORPORATION
                          a Delaware corporation

                          By: /s/ Paul K. Suijk
                              -----------------
                          Name: Paul K. Suijk
                                -------------
                          Title: Senior Vice President/Chief Financial Officer
                                 ---------------------------------------------


                          THE BANK:
                          ---------

                          BANK OF AMERICA, N.A.
                          a national banking association

                          By: /s/ Daniel Langelier
                              --------------------
                          Name: Daniel Langelier
                                ----------------
                          Title: Senior Vice President
                                 ---------------------

#1037120v4